13. INCOME TAXES (Details 1) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred income tax assets:
Provision for credit losses	$ 6,476	$ 2,451
Accrued liabilities	4,373	2,785
Organization cost	0	298
Tax loss carried forward	12,678	12,115
Deferred income tax assets - current	23,527	17,649
Valuation allowance	0	0
Deferred income tax assets, net	$ 23,527	$ 17,649